Exhibit 10.37

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of June 7, 2004, by and between Wynn Las Vegas, LLC (“Employer”) and James E. Pettis (“Employee”). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Employer and Employee have entered into that certain Employment Agreement, dated as of December 16, 2002 (the “Agreement”); and

WHEREAS, Employer and Employee desire and agree to change Employee’s Title on the terms and pursuant to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

1. Effective upon execution of this Amendment, Section 4 of the Agreement is hereby amended and restated in its entirety to read as follows:

“DUTIES OF EMPLOYEE. Employee shall perform such duties assigned to Employee by Employer as are generally associated with the duties of Senior Vice President – Risk Management for Employer or such similar duties as may be assigned to Employee by Employer as Employer may determine. Employee’s duties shall include, but not be limited to: (i) the efficient and continuous operation of Employer and its Affiliates; (ii) the preparation of relevant budgets and allocation or relevant funds; (iii) the selection and delegation of duties and responsibilities of subordinates; (iv) the direction, review and oversight of all programs under Employee’s supervision; and (v) such other and further duties as may be assigned by Employer to Employee from time to time. The foregoing notwithstanding, Employee shall devote such time to Employer’s Affiliates as may be required by Employer, provided such duties are not inconsistent with Employee’s primary duties to Employer.

2. Other Provisions of Agreement. The parties acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

WYNN LAS VEGAS, LLC		EMPLOYEE

By:	/s/ Marc Schorr	/s/ James Pettis
	Marc Schorr	James E. Pettis
Chief Executive Officer